UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	March 29, 2005

Palm Harbor Homes, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

0-24268	59-1036634
(Commission File Number)	(IRS Employer Identification No.)

15303 Dallas Parkway, Suite 800, Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

(972) 991-2422
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Lee Posey tendered his resignation as the Chairman of the Board of Directors of Palm Harbor Homes, Inc. (the “Company”) effective as of March 31, 2005. Mr. Posey will remain a member of the Board of Directors of the Company. In addition, the Board of Directors appointed Mr. Posey as Chairman Emeritus of the Board of Directors of the Company effective as of March 31, 2005.

The Board of Directors has appointed Larry H. Keener, a current director and the Company’s president and chief executive officer, as the Chairman of the Board of Directors of the Company effective upon the resignation of Lee Posey.

The press release dated March 29, 2005 concerning these announcements is furnished as Exhibit 99.1 to this report.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated March 29, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2005

PALM HARBOR HOMES, INC.

By:	/s/ Larry H. Keener Larry H. Keener President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press release of Palm Harbor Homes, Inc. dated March 29, 2005